UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2004

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of July 1, 2004, providing for, inter alia, the issuance of First Franklin Mortgage Loan Trust 2004-FFB, Home Equity Pass-Through Certificates, Series 2004-FFB)

              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact Name of registrant as specified in its charter)

         Delaware                      333-115435-02              13-3320910
(State or Other Jurisdication    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

11 Madison Avenue, New York, New York                               10010
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code, is: (212) 538-3000
                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2004 among Credit Suisse
First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

    On October 25, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2004 is filed as
               Exhibit 99.1 hereto.

Credit Suisse First Boston  Mortgage  Securities  Corp.
First Franklin  Mortgage Loan Trust 2004-FFB
Home Equity Pass-Through Certificates, Series 2004-FFB
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: October 27, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2004


                   First Franklin Mortgage Loan Trust 2004-FFB
             Home Equity Pass-Through Certificates, Series 2004-FFB
                           Statement to Certificate Holders
                                  October 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        100,000,000.00     95,350,745.99     3,004,474.54    331,065.74     3,335,540.28     0.00      0.00       92,346,271.45
A2        165,400,000.00    155,170,763.65     6,601,082.55    243,790.51     6,844,873.06     0.00      0.00      148,569,681.10
A3         30,000,000.00     30,000,000.00             0.00    106,600.00       106,600.00     0.00      0.00       30,000,000.00
A4         25,120,000.00     25,120,000.00             0.00    116,033.47       116,033.47     0.00      0.00       25,120,000.00
AR                100.00              0.00             0.00          0.00             0.00     0.00      0.00                0.00
ARL               100.00              0.00             0.00          0.00             0.00     0.00      0.00                0.00
M1          6,900,000.00      6,900,000.00             0.00     30,929.25        30,929.25     0.00      0.00        6,900,000.00
M2         31,390,000.00     31,390,000.00             0.00    151,862.56       151,862.56     0.00      0.00       31,390,000.00
M3          8,150,000.00      8,150,000.00             0.00     39,429.11        39,429.11     0.00      0.00        8,150,000.00
M4         27,400,000.00     27,400,000.00             0.00    132,559.23       132,559.23     0.00      0.00       27,400,000.00
M5          7,740,000.00      7,740,000.00             0.00     37,445.56        37,445.56     0.00      0.00        7,740,000.00
B          16,311,323.00     16,311,323.00             0.00     78,913.01        78,913.01     0.00      0.00       16,311,323.00
P                 100.00            100.00             0.00    247,707.42       247,707.42     0.00      0.00              100.00
TOTALS    418,411,623.00    403,532,932.64     9,605,557.09  1,516,335.86    11,121,892.95     0.00      0.00      393,927,375.55

AIO1      100,000,000.00     95,350,745.99             0.00    130,234.32       130,234.32     0.00      0.00       92,346,271.45
AIO2      165,400,000.00    155,170,763.65             0.00    506,914.50       506,914.50     0.00      0.00      148,569,681.10
AIO3       30,000,000.00     30,000,000.00             0.00     38,537.84        38,537.84     0.00      0.00       30,000,000.00
AIO4       25,120,000.00     25,120,000.00             0.00      5,495.29         5,495.29     0.00      0.00       25,120,000.00
M1IO        6,900,000.00      6,900,000.00             0.00      2,452.45         2,452.45     0.00      0.00        6,900,000.00
X1        418,411,423.26    404,396,690.52             0.00          0.00             0.00     0.00      0.00      395,639,839.33
X2                  0.00              0.00             0.00          0.00             0.00     0.00      0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                        CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL            CLASS PASS-THRU RATE
--------------------------------------------------------------------------------------------------          ----------------------
A1        22541SQV3     953.50745990     30.04474540       3.31065740       33.35540280     923.46271450       A1       4.166500 %
A2        22541STB4     938.15455653     39.90980985       1.47394504       41.38375490     898.24474667       A2       2.020000 %
A3        22541STC2   1,000.00000000      0.00000000       3.55333333        3.55333333   1,000.00000000       A3       4.264000 %
A4        22541STD0   1,000.00000000      0.00000000       4.61916680        4.61916680   1,000.00000000       A4       5.543000 %
AR        22541SQX9       0.00000000      0.00000000       0.00000000        0.00000000       0.00000000       AR       0.000000 %
ARL       22541SQY7       0.00000000      0.00000000       0.00000000        0.00000000       0.00000000       ARL      0.000000 %
M1        22541SQZ4   1,000.00000000      0.00000000       4.48250000        4.48250000   1,000.00000000       M1       5.379000 %
M2        22541SRA8   1,000.00000000      0.00000000       4.83792800        4.83792800   1,000.00000000       M2       5.805514 %
M3        22541SRB6   1,000.00000000      0.00000000       4.83792761        4.83792761   1,000.00000000       M3       5.805514 %
M4        22541SRC4   1,000.00000000      0.00000000       4.83792810        4.83792810   1,000.00000000       M4       5.805514 %
M5        22541SRD2   1,000.00000000      0.00000000       4.83792765        4.83792765   1,000.00000000       M5       5.805514 %
B         22541SRE0   1,000.00000000      0.00000000       4.83792823        4.83792823   1,000.00000000       B        5.805514 %
P         22541SRF7   1,000.00000000      0.00000000 2,477,094.200000  2,477,074.200000   1,000.00000000       P        5.805514 %
TOTALS                  964.44006442     22.95719469       3.62402901       26.58122370     941.48286973

AIO1      22541STE8     953.50745990      0.00000000       1.30234320        1.30234320     923.46271450       AIO1     1.639014 %
AIO2      22541STF5     938.15455653      0.00000000       3.06477932        3.06477932     898.24474667       AIO2     3.920180 %
AIO3      22541STG3   1,000.00000000      0.00000000       1.28459467        1.28459467   1,000.00000000       AIO3     1.541514 %
AIO4      22541STH1   1,000.00000000      0.00000000       0.21876154        0.21876154   1,000.00000000       AIO4     0.262514 %
M1IO      22541STJ7   1,000.00000000      0.00000000       0.35542754        0.35542754   1,000.00000000       M1IO     0.426514 %
X1        22541SRG5     966.50489934      0.00000000       0.00000000        0.00000000     945.57609409       X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   Raideo Ram
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10041
                              Tel: (212) 623-6793
                              Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com


Sec. 4.06(a)(i)               Principal Remittance Amount                                                  8,753,518.81

                              Scheduled Principal Payments                                                   226,657.87

                              Principal Prepayments                                                        8,407,776.74

                              Curtailments                                                                    78,414.04

                              Curtailment Interest Adjustments                                                   162.43

                              Repurchase Principal                                                                 0.00

                              Substitution Amounts                                                                 0.00

                              Net Liquidation Proceeds                                                        40,507.73

                              Insurance Proceeds                                                                   0.00

                              Other Principal Adjustments                                                          0.00

                              Gross Interest                                                               3,258,713.85

                              Recoveries From Prior Loss Determinations                                            0.00

                              Reimbursements of Non-Recoverable Advances Previously Made                           0.00

                              Recovery of Reimbursements Previously Deemed Non-Recoverable                         0.00

Prepayment Penalties          Number of Loans with Respect to which Prepayment Penalties were Collected             115

                              Balance of Loans with Respect to which Prepayment Penalties were Collected          6,287,175.97

                              Amount of Prepayment Penalties Collected                                              247,706.94

                              Beginning Number of Loans Outstanding                                                      8,473

                              Beginning Aggregate Loan Balance                                                  404,396,690.52

                              Ending Number of Loans Outstanding                                                         8,321

                              Ending Aggregate Loan Balance                                                     395,639,839.33

                              Senior Enhancement Percentage                                                            25.15 %

                              Servicing Fees (including Credit Risk Manager Fees)                                   174,704.51

                              Mortgage Pool Insurance Premium                                                       276,337.74

                              Trustee Fees                                                                            3,369.97

                              Current Advances                                                                    2,742,541.75

                              Outstanding Advances                                                                2,871,655.92

                              Delinquent Mortgage Loans
                                                     Group 1
                                                                                               Principal
                                                    Category              Number                Balance           Percentage
                                                    1 Month                        39             1,478,786.78              0.37 %
                                                    2 Month                         7               330,404.91              0.08 %
                                                    3 Month                         1                36,672.75              0.01 %
                                                     Total                         47             1,845,864.44              0.46 %
                                                     Group Totals
                                                                                               Principal
                                                    Category              Number                Balance           Percentage
                                                    1 Month                        39             1,478,786.78              0.37 %
                                                    2 Month                         7               330,404.91              0.08 %
                                                    3 Month                         1                36,672.75              0.01 %
                                                     Total                         47             1,845,864.44              0.46 %
                              * Delinquent Bankruptcies are included in the table above.

                              Bankruptcies
                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                              14              504,376.02                  0.13 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                              14              504,376.02                  0.13 %
                                                    * Only Current Bankruptcies are reflected in the table above.

                              Foreclosures
                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00            0.00%

                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00            0.00%

                              REO Properties
                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00            0.00%
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00            0.00%

                              Current Realized Losses                                                                 3,332.38

                              Cumulative Realized Losses - Reduced by Recoveries                                      3,332.38

                              Weighted Average Term to Maturity                                                            225

                              Trigger Event Occurrence (Effective August 2007)                                              NO
                              (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr.Enhancement%?)
                              Rolling Three Month Delinquency Rate                                                  0.035308 %
                              Sr.Enhancement Percentage x 16.5%                                                     4.149969 %

                                                    OR
                              (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit?)
                              Cumulative Loss % of Original Aggregate Collateral Balance                               0.000796 %
                              Cumulative Loss Limit                                                                    3.500000 %

O/C Reporting                 Targeted Overcollateralization Amount                                                 12,552,348.70
                              Ending Overcollateralization Amount                                                    1,712,463.79
                              Ending Overcollateralization Deficiency                                               10,839,884.91
                              Overcollateralization Release Amount                                                           0.00
                              Monthly Excess Interest                                                                  852,038.29
                              Payment to Class X-1                                                                           0.00

Mortgage Pool Insurance Reporting       Available Deductible                                                      1,712,463.79
                                        Claims Paid                                                                       0.00
                                        Outstanding Policy Amount                                                37,657,046.00


Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.
